SUPPLEMENT DATED MAY 1, 2015

To Prospectus Dated May 1, 2003
 Transamerica Lineage VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-2
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2014.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.42%	1.70%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3	0.42%	1.42%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 1 portfolio that requires a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2016.

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 The following is added to your prospectus:

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. There can be no assurance that we, the portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches.

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Illustrations:

The information included in the Illustrations section is out-of-date and should not be relied upon.

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For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8 a.m. – 6:00p.m., Central Time. TCI serves as principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS